UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2006

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 23, 2006, Greater Bay Bancorp (the “Company”) filed a form of Director Restricted Stock Award Agreement on its Current Report on Form 8-K (the “Form 8-K”). The form of agreement attached to the Form 8-K inadvertently omitted Section 3(g) which requires directors to hold the shares for a period of time following the lapse of restrictions, except to pay taxes. A copy of the correct form of Director Restricted Stock Award Agreement is attached hereto and incorporated herein by this reference as Exhibit 10.1.

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Item 9.01 Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Greater Bay Bancorp Omnibus Equity Incentive Plan Director Restricted Stock Award Agreement (1)

(1)	Represents executive compensation plan and arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: July 14, 2006	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel
and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Greater Bay Bancorp Omnibus Equity Incentive Plan Director Restricted Stock Award Agreement (1)

(1)	Represents executive compensation plans and arrangements.